SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2007

Zagg Incorporated
(Exact name of registrant as specified in its charter)

Nevada	000-52211	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 South 500 West, Suite J Salt Lake City, Utah	84115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 263-0699
___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On July 11, 2007, Zagg Incorporated (the “Company”) reported with the Securities and Exchange Commission on Form 8-K the sale of 1,300,000 shares of its common stock, and five-year warrants to purchase 650,000 shares of common stock at an exercise price of $1.30 per share, pursuant to a Securities Purchase Agreement dated July 10, 2007 among the Company and certain institutional investors signatory thereto.

On August 6, 2007, the Company extended the July 10, 2007 offering and sold an additional 675,000 shares of its common stock, and five-year warrants to purchase 337,500 shares of common stock at an exercise price of $1.30 per share to existing shareholders and two new institutional investors (the “Purchasers”), pursuant to the same Securities Purchase Agreement as reported in the Company’s July 11, 2007 current report on Form 8-K. The Company received aggregate gross proceeds from the Purchasers of approximately $675,000 from the sale of the common stock and warrants.

The Purchasers are entitled to certain contractual benefits under the Securities Purchase Agreement, which are summarized as follows:

1.	The right to participate in any subsequent financing of our company in the next twelve months;

2.	Except for certain exempt issuances, restrictions on the Company’s ability to issue securities 90 days following an effective registration statement on behalf of the Purchasers;

3.	For as long as any Purchaser holds our securities, restrictions on our ability to issue securities that are convertible into common stock at some future or variable price;

4.	For twelve months, restrictions on our ability to undertake a reverse or forward stock split of its common stock;

5.	For two years and except for certain exempt issuances, the right to certain anti-dilution provisions;

6.	The right to rescind in the event we fail to meet certain deadlines.

Further under the Securities Purchase Agreement, the Company is permitted to issue common shares that are exempt from the above restrictions in certain instances, including issuances to employees, officers or directors of the Company pursuant to any stock or option plan, and a general allowance of common stock and warrants equal to $2 million in the aggregate, raised no later than August 9, 2007.

Pursuant to a Registration Rights Agreement that accompanies the Securities Purchase Agreement, we agreed to file an initial registration statement covering the resale of the common stock and the shares of common stock underlying the warrants no later than 30 days from the closing of the offering and to have such registration statement declared effective no later than 120 days from the closing of the offering. If we do not timely file the registration statement or cause it to be declared effective by the required dates, then each Purchaser in the offering shall be entitled to liquidated damages equal to 2% of the aggregate purchase price paid by such Purchaser for the securities, and an additional 2% for each month that we do not file the registration statement or cause it to be declared effective. We are also subject to the same penalties for failure to perform the following acts in their respective timeframes:

1.	File with the Securities and Exchange Commission (the “Commission”) a pre-effective amendment within ten trading days after the receipt of comments from the Commission;

2.
File with the Commission a request for acceleration with five trading days of the date the Commission notifies us orally or in writing that the registration statement will not be reviewed or subject to further review;

3.	Fail to notify the Purchasers within one trading day of when we request effectiveness of the registration statement;

4.	Fail to file a final prospectus within one trading day after effectiveness;

5.	Fail to maintain an effective registration statement for more than ten consecutive calendar days or more than an aggregate of fifteen calendar days in a twelve month period; and

6.	Fail to register all of the common stock and the shares of common stock underlying the warrants pursuant to one or more registration statements on or before December 28, 2007.

The foregoing is not a complete summary of the terms of the offering described in this Item 1.01, and reference is made to the complete text of the Securities Purchase Agreement, the Registration Rights Agreement and the Common Stock Purchase Warrant attached hereto as Exhibits 10.1, 10.2 and 10.3.

SECTION 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

Aside from the $675,000 that was raised in the sale of stock and warrants to the Purchasers, the Company took advantage of the exempt allowance of $2 million under the Securities Purchase Agreement and raised an additional $850,000 in the sale of 850,000 shares of common stock and warrants to purchase 425,000 shares of common stock at an exercise price of $1.30 per share. These securities were issued under a subscription agreement to subscribers thereto (the “Subscribers”) and not under the Securities Purchase Agreement with all the accompanying contractual benefits made available to the Purchasers. The Company did, however, provide the Subscribers the right to register their shares following the completion of a registered offering on behalf of the Purchasers.

Empire acted as placement agent with respect to the offering to the Purchasers and will receive a cash fee equal to $60,750 and warrants to purchase 67,500 shares of the Company’s common stock at an exercise price of $1.30 per share. Empire also acted as placement agent with respect to the offering to the Subscribers and will receive a cash fee equal to $67,500 and warrants to purchase 85,000 shares of the Company’s common stock at an exercise price of $1.30 per share. The warrant shares are subject to equitable adjustment for stock splits, stock dividends and similar events, and have “piggyback” registration rights.

The common stock and warrants were offered solely to “accredited investors” in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement(1)
10.2	Form of Registration Rights Agreement(1)
10.3	Form of Common Stock Purchase Warrant(1)

(1)  Incorporated by reference to the Current Report on Form 8-K filed on July 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zagg Incorporated

Date: August 9, 2007	By:	/s/ Brandon T. O’Brien
Brandon T. O’Brien
Chief Financial Officer